38th Annual J.P. Morgan Healthcare Conference Next-Generation Precision Oncology Medicines Athena Countouriotis, M.D., President and CEO January 15, 2020 Exhibit 99.1

Disclaimer Forward-Looking Statements Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development activities and plans, business strategy and plans, regulatory matters, objectives of management for future operations, market size and opportunity, our ability to complete certain milestones and our expectations regarding the relative benefits of our drug candidates versus competitive therapies. Words such as “believe,” “can”, “continue,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “expect,” “intend,” “will,” “may,” “goal,” “upcoming,” “near term”, “milestone”, “potential,” “target” or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: our preclinical studies and clinical trials may not be successful; regulatory authorities, including the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our drug candidates; we may decide, or regulatory authorities may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our drug candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our drug candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our drug candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these drug candidates for the use for which such drug candidates are being studied.

Precision Oncology Platform with Potentially Best-in-Class Drug Candidates in Four Ongoing Clinical Trials

Novel Structure-Based Design	• Highly potent, **structurally differentiated** TKIs bind completely inside the ATP pocket • Potential to be **best-in-class in TKI-naïve and -treatment resistance settings**

Lead Asset in Phase 2 Registrational Study with Strong POC	Repotrectinib: ROS1 and TRK Inhibitor
	• Phase 1 portion of TRIDENT-1: *ROS1*+ advanced NSCLC in 40 patients[1]:
	  • **TKI-naïve 91% cORR[2]; 65% likelihood of DOR ≥ 18 months**
	  • **TKI-pretreated 57% cORR[2]** with 1 prior platinum-based regimen and TKI
	  • CNS activity in both populations; generally well-tolerated safety profile
	  • As of 1/6/2020, 35% (14/40) patients remain on treatment of which 50% > 24 months
	• Confirmed response achieved in ***TRK*+ TKI-naïve** and –pretreated patients
	• Fast Track Designation granted in TKI-pretreated ROS1+ NSCLC patient subset

Additional Pipeline Assets	• Three assets targeting: MET (Ph 1); RET (Ph 1/2); and ALK (IND-enabling studies)

[1] *Data cut-off date of July 22, 2019.*
[2] *cORR: Confirmed Overall Response Rate*

Note: $424 million in cash, cash equivalents and marketable securities as of Sept. 30, 2019 expected to fund operations beyond 2021

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Turning Point Pipeline: Potential to Address up to 15% of the Advanced NSCLC Targeted Therapy Opportunity as Single Agents

Frequency of Molecular Aberrations in Driver Oncogenes in Advanced NSCLC[1]



ALK 7%
MET 3%
ROS1 2%
NTRK 1%
RET 2%
KRAS 25%
EGFR 21%
HER2 2%
BRAF 2%
PIK3CA 1%
MEK 1%
>1 mutation 3%
Unknown Oncogenic Driver 30%

MET, RET and ALK Candidates Expand Potential Addressable Opportunity to **15%** of Advanced NSCLC Driver Oncogenes

Annual Cases of Advanced Non-Small Cell Lung Cancer in U.S. and EU5 **~280,000[2]**

1 Adapted from Hirsch, F.R., et al: Lancet 2017
2 160,000 U.S. and 117,000 EU5 Patient estimates includes Stage III unresected and metastatic populations, adjusted for treatable population and those that are tested for the targeted biomarkers; assumes 85% biomarker testing rate; SEER 2015 5-year diagnosed prevalence, grown at 0.7% in line with U.S. population growth; estimate as of 2018.

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Extensive Pipeline in Four Ongoing Clinical Studies Against Well-Validated Oncogenic Targets 1 Not required for Phase 2 registrational clinical trials ROS1+ advanced NSCLC in TKI-naïve patients NTRK+ advanced solid tumors in TKI-naïve patients NTRK+ advanced solid tumors in TKI-pretreated patients ROS1+ advanced NSCLC TKI-pretreated w/o prior chemo Repotrectinib in pediatric advanced solid tumors Repotrectinib combinations ROS1+ advanced NSCLC in platinum based chemo- and TKI-pretreated patients TRIDENT-1 Registrational cohorts RET+ advanced solid tumor patients ALK+ advanced NSCLC MET+ advanced solid tumor patients Repotrectinib (ROS1/TRK) TPX-0022 (MET/CSF1R/SRC) TPX-0046 (RET/SRC) TPX-0131 (ALK) Candidate Selection IND Enabling Studies Phase 1 Phase 2 Phase 31

Our Highly Potent TKIs Bind Completely Inside the ATP Pocket, Active Against Both Wild-Type and Resistant Mutations Conventional Oversized Type II TKI Conventional Oversized Type I TKI Solvent Front Mutation ATP Gatekeeper Mutation Small and Compact Type I TKI ATP pocket Kinase Solvent front Back pocket Kinase inhibitor competes with ATP Development of solvent front mutation Development of gatekeeper mutation Mutation depletes kinase inhibitor, not ATP û û Our Approach

Uniquely Positioned: In Addition to TKI-Naïve Setting, Large Potential Opportunity Addressing Solvent Front Mutations

Clinically Observed Solvent-Front Mutation Rate



TRK
~45%[1]
ROS1
~41%[2]
ALK
~42%[3]
RET
Data Emerging

	High Potency Against Solvent-Front Mutations (Cell IC_{50})
TRK A/B/C repotrectinib	0.2/1.7/1.0 nM[4] **cPR in a TRKC SFM patient[8]**
ROS1 repotrectinib	3.3 nM[5] (G2032R) **cORR 43%[8]**
ALK TPX-0131	0.2 nM[6] (G1202R)
RET TPX-0046	16.9 nM[7] (G810R)

[1]Hyman, D et al. AACR Oral Presentation 2019. Solvent front mutations identified in 14 (45%) of 31 patients.
[2]Gainor JF et al., JCO Precis Oncol 2017. G2032R solvent front mutation identified in 7 (41%) of 17 biopsy specimens.
[3]Shaw A et al., J Clin Oncol 37:1370-1379. G1202R solvent front mutation identified in 19 (42%) of 45 patients who developed a resistant mutation.
[4]Drilon A et al, AACR; Cancer Res 2019;79(13 Suppl):Abstract nr 442
[5]Deng W et al., AACR; Cancer Res 2019;79(13 Suppl):Abstract nr 1319
[6]Cell proliferation assay in Ba/F3 EML4-ALK G1202R cells
[7]Drilon A et al, *Annals of Oncology*, Volume 30, Issue Supplement_5, October 2019, mdz244.068
[8] Drilon A et al, "Safety and Preliminary Clinical Activity of Repotrectinib in Patients with Advanced *ROS1/TRK* Fusion-Positive Solid Tumors (TRIDENT-1 Study), European Society for Medical Oncology, September 2019, Presentation #444PD

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Repotrectinib Key Areas of Differentiation in ROS1 and TRK

	Repotrectinib	Xalkori (Crizotinib)[1]	Rozlytrek (Entrectinib)[1]	Vitrakvi (Larotrectinib)[1]
Development Stage	Registrational Phase 2 study for *ROS1*+ NSCLC and *NTRK*+ adv. solid tumors	Approved in *ROS1*+ NSCLC	Approved for *ROS1*+ NSCLC and *NTRK*+ adv. solid tumors	Approved for *NTRK*+ adv. solid tumors
TKI Naïve Activity (*ROS1*+ NSCLC)	✓	✓	✓	NA
TKI Pretreated Activity (*ROS1*+ NSCLC)	✓	✗	✗	NA
CNS Activity (*ROS1*+ NSCLC)	✓	✗ Not reported	✓	NA
No Grade 3 or 4 ALT/AST Elevation	✓ *As of July 22 Data Cut-off*	✗ monitor liver tests	✗ monitor liver tests	✗ monitor liver tests
TKI Pretreated Activity in *NTRK*+ Adv. Solid Tumors	✓	NA	✗ Not reported	✗ Not reported

[1] Based on published information and data. NA = Not Applicable

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TRIDENT-1 Preliminary Efficacy of Repotrectinib in TKI-Naïve ROS1+ NSCLC by BICR 1 Estimated using Kaplan-Meier method | 2 For patients with CNS measurable disease at baseline BICR: Blinded Independent Central Review | Clinical Benefit Rate: CR + PR + SD ≥ 2 Cycles Data cut-off date of July 22, 2019 , Drilon A et al, “Safety and Preliminary Clinical Activity of Repotrectinib in Patients with Advanced ROS1/TRK Fusion-Positive Solid Tumors (TRIDENT-1 Study), European Society for Medical Oncology, 2019, Presentation #444PD Confirmed ORR (cORR), n/N (%) 95% CI (%) cORR at 160mg QD or above 10/11 (91%) (59 ─ 100) 6/7 (86%) Duration of response (DOR), months % DOR > 18 months1 Range 65% 3.7+ ─ 23.3+ Intracranial cORR (IC-ORR)2, n/N (%) 95% CI (%) 3/3 (100%) (29 ─ 100) Median follow-up time, months Range 20.1 5.3 – 24.9+ Duration of Treatment (Investigator reported as of Jan. 6, 2020) 7 of 11 (64%) patients remain on treatment All 7 patients on > 14 months 5 of 7 patients on > 24 months 2 of 7 patients on > 30 months Median duration of response was not mature at time of data cut-off, 5 out of 10 (50%) responders by BICR were ongoing without an event at the time of this analysis: 3.7+, 14.8+, 16.4+, 17.6+, and 23.3+ months Duration of cPR in 3 patients with IC-ORR were 14.8+, 17.6+, and 23.1 months

TRIDENT-1 Preliminary Efficacy of Repotrectinib in TKI-Pretreated ROS1+ NSCLC by BICR 1 ORR of 36% (5 of 14) with prior platinum & 1 prior TKI 2 For patients with CNS measurable disease at baseline 3 Estimated including all TKI-pretreated patients using Kaplan-Meier method BICR: Blinded Independent Central Review | Clinical Benefit Rate: CR + PR + SD ≥ 2 Cycles Confirmed ORR1 (cORR), n/N (%) 95% CI (%), 1 Prior TKI 7/18* (39%) (17 ─ 64) cORR at 160 mg QD or above 1 prior chemotherapy and 1 prior TKI 6/11 (55%) 4/7 (57%) Intracranial cORR (IC-ORR)2, n/N (%) 95% CI (%), 1 Prior TKI 3/4 (75%) (19 ─ 99) Median follow-up time, months3 Range 7.3 0.6 – 19.3+ cORR -2 Prior TKIs, n/N (%) 2/7 (29%) cORR-1 or 2 Prior TKIs with G2032R Solvent Front Mutation 3/7 (43%) Duration of Treatment – 1, 2 or 3 Prior TKIs (Investigator reported as of Jan. 6, 2020) 7 of 29 (24%) remain on treatment All 7 patients on > 7 months 5 of 7 patients on > 10 months 2 of 7 patients on > 24 months * 2 of 7 patients remain in cPR both at 5.5+ months. Data cut-off date of July 22, 2019 , Drilon A et al, “Safety and Preliminary Clinical Activity of Repotrectinib in Patients with Advanced ROS1/TRK Fusion-Positive Solid Tumors (TRIDENT-1 Study), European Society for Medical Oncology, 2019, Presentation #444PD

Safety Summary: Treatment-Emergent and Treatment-Related AEs

	All Treated Patients (N=93)				
	TEAEs (≥10% of patients)			TRAEs	
	All Grades	Grade 3	Grade 4[1]	Grade 3	Grade 4
Adverse Event	n(%)	n(%)	n(%)	n(%)	n(%)
Dizziness	54 (58.1)	3 (3.2)	---	3 (3.2)	---
Dysgeusia	45 (48.4)	---	---	---	---
Anemia	28 (30.1)	11 (11.8)	---	3 (3.2)	---
Constipation	28 (30.1)	---	---	---	---
Fatigue	28 (30.1)	2 (2.2)	---	---	---
Dyspnea	27 (29.0)	5 (5.4)	1 (1.1)	1 (1.1)	---
Paraesthesia	27 (29.0)	---	---	---	---
Nausea	21 (22.6)	2 (2.2)	---	---	---
Cough	18 (19.4)	---	---	---	---
Pyrexia	17 (18.3)	---	---	---	---
Headache	15 (16.1)	1 (1.1)	---	---	---
Vomiting	13 (14.0)	---	---	---	---
Ataxia	12 (12.9)	---	---	---	---
Myalgia	11 (11.8)	---	---	---	---
Upper respiratory tract infection	11 (11.8)	---	---	---	---
Abdominal pain	10 (10.8)	---	---	---	---
Muscular weakness	10 (10.8)	1 (1.1)	---	---	---
Pain in extremity	10 (10.8)	1 (1.1)	---	---	---

- Repotrectinib was generally well-tolerated
- Most treatment emergent adverse events (TEAEs) and treatment-related adverse events (TRAEs) were Grade 1 or 2
  - No Grade 4 TRAEs
- The most commonly reported TEAE was low grade dizziness
  - Of the 54 patients who reported dizziness, 43 (80%) reported Grade 1
  - No cases of dizziness have led to treatment discontinuation
- No Grade 3 or Grade 4 ALT or AST elevations were reported

[1] Additional Grade 4 TEAEs: cerebrovascular accident, influenza, hyperkalemia, bacterial pneumonia, sepsis (n=1 each), respiratory failure (n=2); None were determined to be related to treatment.
Grade 5 TEAEs: respiratory failure (n=2), pneumonia, sepsis, sudden death (n=1 each); Only the case of sudden death was determined to be possibly related to treatment.

Data cut-off date of July 22, 2019

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Pivotal Phase 2 TRIDENT-1 Study Design Revised and Ongoing

- Single-agent repotrectinib studied in six cohorts (n=~320)
- Starting dose at 160 mg QD, which may be increased after 14 days to 160 mg BID based on tolerability
- Fast Track Designation granted for treatment of *ROS1*+ advanced NSCLC patients previously treated with one prior platinum-based chemotherapy and one prior ROS1 TKI

ROS1+ Advanced NSCLC Pivotal Cohorts (n=195)			*ROS1*+ Advanced NSCLC Exploratory Cohort (up to n=30)	*NTRK*+ Advanced Solid Tumors Pivotal Cohorts (n=95)	
EXP-1	EXP-2	EXP-3	EXP-4	EXP-5	EXP-6
ROS1 TKI-naïve	1 Prior ROS1 TKI AND 1 Platinum-based Chemotherapy	2 Prior ROS1 TKI AND 1 Platinum-based Chemotherapy	1 Prior ROS1 TKI AND no prior Chemotherapy	TRK TKI-naïve	TRK TKI-pretreated
(n=55)	(n=100)	(n=40)	(up to n=30)	(n=55)	(n=40)

- **Phase 2 Primary Objective**
  - cORR by BICR in each expansion cohort
- **Phase 2 Secondary Objectives**
  - DOR, PFS, and OS
  - IC-ORR and CNS-PFS

Revised based on Ongoing Dialogue with Health Authorities on Prior Platinum Use; EXP-2 In line with Fast Track Designation

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Repotrectinib Selectivity Profile Potentially Expands Opportunity Beyond ROS1 & TRK for Combinations 1 Denotes SRC family member. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). Each branch of the dendogram represents an individual human kinase. The foregoing website is maintained by CSTI Repotrectinib in Preclinical Models: In addition to potent inhibition of ROS1 and TRK kinases: Inhibits JAK2, SRC and FAK Leads to modulation of STAT3 (Signal Transducer and Activator of Transcription 3) signaling, one of the major signaling pathways for both intrinsic and acquired resistance Potential to lead to longer duration of response Kinase Selectivity Index ROS1 1 (IC50 0.071 nM) TRKA, TRKB, TRKC 1< SI <10 ALK, JAK2, FYN1 10< SI <20 LYN1, YES11, FGR1, SRC1, TXK, ARK5, DDR1, FAK 20< SI <250

Advancing Next-Generation Pipeline of Kinase Inhibitors

TPX-0022 – Highly Potent MET Inhibitor, Also Inhibits SRC, CSF1R Oncogenic Signaling 1 Enzymatic IC50 value against MET of 0.14 nM for TPX-0022 as compared to 0.20 nM for capmatinib proxy chemical compound 2 Enzymatic IC50 value against SRC of 0.12 nM and against CSF1R of 0.71 nM for TPX-0022 TPX-0022 Differentiation Potent MET inhibition preclinically1 Secondary targeting of SRC/CSF1R to suppress bypass mechanisms, potentially improving DOR2 Target Population MET exon14 deletion NSCLC MET amplification MET KD mutation/MET Fusions Development Stage Initiated Phase 1 study in July 2019 Early Interim Phase 1 Data anticipated in 2H 2020

TPX-0022 Phase 1 Study Ongoing

Dose Escalation
(n=~30)[1]

- Adult advanced solid tumor patients with *MET* genetic alterations
- Starting dose: 20 mg QD x 28 days cycle
- Presence of *MET* alteration measured by local testing

RP2D

Dose Expansion
(n= ~80)

MET Exon14 deletion
Non-Small Cell Lung Cancer (NSCLC)
MET inhibitor naïve
MET inhibitor pre-Tx

MET Amplification
NSCLC, Gastric or Gastro-Esophageal Junction Cancers, Hepatocellular Carcinoma

MET KD mutation/*MET* fusions
All cancers, Exploratory

Key Endpoints

Primary: Incidence of Dose Limiting Toxicities, Recommended Phase 2 Dose

Secondary: Objective Response Rate by Blinded Independent Central Review, Clinical Benefit Rate, Time to Response, Duration of Response, Progression Free Survival, Intracranial Objective Response Rate

[1] Food effect study will also be conducted in additional n=~10.

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TPX-0046 – Novel, Highly Potent RET/SRC Inhibitor NR: Not reported 1 All of the compounds were tested on the same plates in multiple experiments and the data represents an average of the results 2 Data based on evaluation of corresponding proxy chemical compound purchased from a commercial source rather than from the pharmaceutical company commercializing or developing the kinase inhibitor TPX-0046 Differentiation Comparable potency against WT RET to proxy chemical compounds of other investigational RET agents1 Only drug candidate with reported potency against the RET solvent-front mutation G810R Target Population Advanced solid tumors with abnormal RET genes TKI-naïve and pretreated Development Stage Initiated Phase 1/2 study in November 2019 Enzymatic Kinase Activity at 10 mM ATP IC50 (nM)1 Cell Proliferation IC50 (nM)1 Inhibitor RET RET-CCDC6 RET M918T SRC VEGFR2 Ba/F3 KIF5B-RET WT Ba/F3 KIF5B-RET G810R (solvent front mutation) Ba/F3 KIF5B-RET G810S (solvent front mutation) Ba/F3 KIF5B-RET V804M (gatekeeper mutation) TPX-0046 1.0 0.5 0.3 1.0 >1000 0.4 16.9 0.4 533 BLU-6672 1.7 0.8 0.5 NR NR 0.7 749 4.9 1.1 LOXO-2922 1.9 0.9 0.4 NR NR 0.2 568 62.8 23.4

TPX-0046 Phase 1/2 Study Ongoing

Multiple *RET*+ patients with solvent-front mutations previously treated with other investigational RET inhibitors dosed with TPX-0046 in ongoing Phase 1/2 study

Phase 1 Dose Escalation (n=~40)[1]

- Adult advanced solid tumor patients with *RET* genetic alterations (mutations or fusions)
- Starting dose: 10 mg QD
- 3+3 Design (Intra-patient dose escalation allowed)

→ RP2D →

Phase 2 (n=~300)

1. *RET* fusion+ NSCLC
RET TKI naïve
2. *RET* fusion+ NSCLC
1 Prior RET TKI treated
3. *RET* mutation + Medullary Thyroid Carcinoma
RET TKI naïve
4. *RET* mutation + Medullary Thyroid Carcinoma
1 Prior RET TKI treated
5. *RET* fusion or mutation + Other solid tumors
RET TKI naïve
6. *RET* fusion or mutation + Other solid tumors
RET TKI-Pretreated

[1] Food effect study will also be conducted in additional n=~12.

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TPX-0131: Potential Best-in-Class Next-Generation ALK Inhibitor TPX-0131 Differentiation Potently inhibit WT ALK and solvent front/compound mutations Solvent front mutation G1202R reported in ~42% of patient biopsies with a resistance mutation1 Target Population ALK+ NSCLC and other solid tumors Development Stage IND-enabling studies; IND planned by early 2021 Ba/F3 Cell Proliferation IC50 (nM) ALK WT ALK G1202R ALK G1202R/ L1196M ALK G1202R/ L1198F ALK G1202R/ C1156Y ALK L1196M/ L1198F TPX-0131 <1.0 0.2 <2.0 <0.2 <0.2 <0.2 Alectinib 2.8 10000 >10000 1787 2171 837 Brigatinib 16 176 1152 1578 925 134 Ceritinib 5.1 265 1298 1681 1395 624 Lorlatinib 1.3 58 4087 921 435 462 Crizotinib 44.8 369 764 135 898 112 1Shaw A et al., J Clin Oncol 37:1370-1379

2020 Anticipated Milestones Milestones Timing Present ALK Inhibitor TPX-0131 Preclinical Data at a Scientific Forum 1H Present Preclinical repotrectinib Combination Data 1H Report Early Interim Data from Initial Patients treated with repotrectinib in Some TRIDENT-1 Registrational Cohorts 2H Report Early Interim Data from Initial Patients in TPX-0022 Phase 1 Study 2H ALK Inhibitor TPX-0131 IND Submitted Early 2021 2020 anticipated milestones do not currently include potential clinical data updates from Phase 1 TRIDENT-1 study, Phase 1/2 repotrectinib pediatric study or Phase 1/2 TPX-0046 Study

38th Annual J.P. Morgan Healthcare Conference Next-Generation Precision Oncology Medicines Athena Countouriotis, M.D., President and CEO January 15, 2020